WBI Power Factor High Dividend ETF
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 99.3%	Shares	Value
Banks - 12.1%
Citizens Financial Group, Inc.	19,109	$784,807
Columbia Banking System, Inc.	27,475	717,372
First Interstate BancSystem, Inc. - Class A	8,376	256,976
Fulton Financial Corp.	24,990	453,069
Hope Bancorp, Inc.	12,564	157,804
Huntington Bancshares, Inc. (a)	57,003	837,944
PNC Financial Services Group, Inc.	3,835	708,900
Provident Financial Services, Inc.	17,597	326,600
Regions Financial Corp. (a)	105,747	2,467,077
Sandy Spring Bancorp, Inc.	3,721	116,728
Simmons First National Corp. - Class A	5,489	118,233
Valley National Bancorp (a)	72,655	658,254
		7,603,764

Capital Goods - 3.5%
CNH Industrial NV	196,964	2,186,300

Commercial & Professional Services - 0.2%
ManpowerGroup, Inc.	1,813	133,292

Consumer Discretionary Distribution & Retail - 7.9%
Best Buy Co., Inc. (a)	10,910	1,127,003
Guess?, Inc. (a)	30,043	604,766
Kohl's Corp. (a)	134,865	2,845,651
Monro, Inc. (a)	13,836	399,307
		4,976,727

Consumer Durables & Apparel - 6.5%
Carter's, Inc. (a)	17,748	1,153,265
Whirlpool Corp. (a)	27,351	2,926,557
		4,079,822

Consumer Services - 1.2%
Dine Brands Global, Inc. (a)	8,783	274,293
Travel + Leisure Co.	10,582	487,619
		761,912

Consumer Staples Distribution & Retail - 0.3%
SpartanNash Co.	7,558	169,375

Energy - 7.8%
Ardmore Shipping Corp.	14,734	266,685
Berry Corp.	23,022	118,333
CVR Energy, Inc. (a)	22,849	526,213
Hess Midstream LP - Class A	17,863	630,028
Kinder Morgan, Inc.	133,549	2,950,097
Kinetik Holdings, Inc.	8,566	387,697
		4,879,053

Financial Services - 5.1%
Franklin Resources, Inc. (a)	65,214	1,314,062
OneMain Holdings, Inc.	13,704	645,047
Virtu Financial, Inc. - Class A	18,955	577,370
Western Union Co.	56,487	673,890
		3,210,369

Food, Beverage & Tobacco - 15.4%
Altria Group, Inc.	61,043	3,115,635
Cal-Maine Foods, Inc. (a)	11,254	842,249
Conagra Brands, Inc.	86,933	2,827,061
Kraft Heinz Co.	81,702	2,868,557
		9,653,502

Health Care Equipment & Services - 5.0%
CVS Health Corp.	50,117	3,151,357

Insurance - 2.4%
Fidelity National Financial, Inc. (a)	12,323	764,765
Prudential Financial, Inc.	5,971	723,088
		1,487,853

Materials - 4.7%
LyondellBasell Industries NV - Class A	30,715	2,945,568

Media & Entertainment - 3.2%
Interpublic Group of Cos., Inc. (a)	63,139	1,997,087

Telecommunication Services - 10.7%
AT&T, Inc.	157,244	3,459,368
Verizon Communications, Inc.	71,576	3,214,478
		6,673,846

Transportation - 5.2%
Global Ship Lease, Inc. - Class A	14,831	395,246
United Parcel Service, Inc. - Class B	20,922	2,852,506
		3,247,752

Utilities - 8.1%
ALLETE, Inc.	10,225	656,343
Black Hills Corp.	8,141	497,578
Clearway Energy, Inc. - Class C	18,022	552,915
Dominion Energy, Inc.	58,504	3,380,946
		5,087,782
TOTAL COMMON STOCKS (Cost $56,644,580)		62,245,361

SHORT-TERM INVESTMENTS - 25.5%
Investments Purchased with Proceeds from Securities Lending - 25.5%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.50% (b)	15,982,319	15,982,319
TOTAL SHORT-TERM INVESTMENTS (Cost $15,982,319)		15,982,319

TOTAL INVESTMENTS - 124.8% (Cost $72,626,899)		78,227,680
Money Market Deposit Account - 0.6% (c)		406,342
Liabilities in Excess of Other Assets - (25.4)%		(15,910,021)
TOTAL NET ASSETS - 100.0%		$62,724,001

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS") was developed by and/or is the exclusive property of MSCI, Inc. (MSCI) and Standard & Poors Financial Services LLC (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

NV - Naamloze Vennootschap

(a)	All or a portion of this security is on loan as of September 30, 2024. The total market value of these securities was $15,616,833 which represented 24.9% of net assets.
(b)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.
(c)
The U.S. Bank Money Market Deposit Account (the MMDA) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2024 was 2.87%.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

WBI Power Factor High Dividend ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Funds securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$62,245,361	$	$	$62,245,361
Investments Purchased with Proceeds from Securities Lending(a)				15,982,319
Total Investments	$62,245,361	$	$	$78,227,680

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $15,982,319 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.